SECURITIES AND EXCHANGE COMMISSIONS

                         Washington, DC  20549

                   ___________________________________



                               FORM 8-K


                            CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of
                   The Securities Exchange Act of 1934


                   ____________________________________




Date of Report (Date of earliest event reported):     August 24, 2000



                       BAUSCH & LOMB INCORPORATED

         (Exact name of registrant as specified in its charter)



New York                           1-4105                16-0345235
(State or other jurisdiction     (Commission          (I.R.S. Employer
 of incorporation)               File Number)        Identification No.)



One Bausch & Lomb Place, Rochester NY                       14604-2701
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:      (716) 338-6000


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ITEM 5.  OTHER EVENTS

On August 24, 2000, Bausch & Lomb Incorporated ("Bausch & Lomb") announced that it was revising its estimate for revenues and earnings for the second half of 2000 and for fiscal year 2001. A copy of the Bausch & Lomb press release containing this announcement, and the related remarks by Mr. William M. Carpenter, Chairman and Chief Executive Officer of Bausch & Lomb, are attached as exhibits hereto and are incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS

(a)       Financial statements of businesses acquired.

             - Not Applicable

(b)      Pro forma financial information.

             - Not Applicable

(c) Exhibits. The following exhibits are filed as part of this report:

         99.1  Press Release dated August 24, 2000.
         99.2  Remarks of Mr. William M. Carpenter, Chairman and
               Chief Executive Officer of Bausch & Lomb, dated
               August 24, 2000.


                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BAUSCH & LOMB INCORPORATED



/s/ Robert B. Stiles
Robert B. Stiles
Senior Vice President and General Counsel

Dated:  August 24, 2000

                            EXHIBIT INDEX

Exhibit No.   Description

99.1          Press Release dated August 24, 2000.

99.2          Remarks of Mr. William M. Carpenter, Chairman and
              Chief Executive Officer of Bausch & Lomb, dated
              August 24, 2000.